IMPAIRMENT AND REVERSAL OF NON-CURRENT ASSETS (Tables)	12 Months Ended
Dec. 31, 2022
Impairment of assets [Abstract]
Schedule of impairments (reversals)
For the year ended December 31, 2022, we recorded net impairment charges of $483 million (2021: net impairment reversals of $63 million) for non-current assets and $1,188 million (2021: $nil) for goodwill, as summarized in the following table:

For the years ended December 31	2022	2021
Veladero	$490	$—
Reko Diq	(120)	—
Long Canyon	85	—
Lumwana	23	—
Lagunas Norte	—	(86)
Golden Sunlight	—	15
Pueblo Viejo	—	(7)
Tanzania	—	5
Hemlo	—	5
Other	5	5
Total impairment charges (reversals) of non-current assets	$483	($63)
Loulo-Gounkoto goodwill	1,188	—
Total goodwill impairment charges	$1,188	$—
Total impairment charges (reversals)	$1,671	($63)

Schedule of key assumptions used in impairment testing
Assumptions
The short-term and long-term gold and copper price assumptions used in our fourth quarter 2022 and 2021 impairment testing are as follows:

	2022	2021
Gold price per oz (short-term)	$1,700	$1,700
Gold price per oz (long-term)	1,550	1,500
Copper price per lb (short-term)	3.50	4.00
Copper price per lb (long-term)	3.25	3.00
Neither the increase in the long-term gold price nor long-term copper price assumption from 2021 were considered an indicator of impairment reversal as the increased price would not, in isolation, have resulted in the identification of an impairment reversal at our mines with reversible impairments. The other key assumptions used in our impairment testing, based on the CGUs tested in each year, are summarized in the table below:

	2022	2021
WACC - gold (range)	4%-13%	3%-8%
WACC - gold (avg)	6%	4%
WACC - copper	n/a	12%
NAV multiple - gold (avg)	1.2	1.2
LOM years - gold (avg)	20	19

Schedule of carrying value of CGU's
The carrying value of the CGUs that are most sensitive to changes in the key assumptions used in the FVLCD calculation are:

As at December 31, 2022	Carrying Value
Loulo-Gounkoto	$3,165
Bulyanhulu	1,047
Veladero	561
Long Canyon	336